                                                                    EXHIBIT 99.1

                           FORM OF MONTHLY STATEMENT
                 Green Tree Floorplan Receivables Master Trust
                                 Series 1995-1

Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995, (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee), as supplemented by the Series 1995-1 Supplement dated as of December 14, 1995 (the "Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of April 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set fourth in the Pooling and Servicing Agreement and the Supplement.

A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

   (1) The total amount of the distribution in
   respect of Class A Certificates, per $1,000
   original certificate principal amount                                   4.82

   (2) The amount of the distribution set forth
   in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000
   original certificate principal amount                                   4.82

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class A Certificates,per $1,000 original certificate
   principal amount                                                        0.00

B) Class A Investor Charge Offs and Reimbursement of
   Charge Offs

   (1) The amount of Class A Investor Charge Offs                          0.00

   (2) The amount of Class A Investor Charge Offs
   set forth in paragraph 1 above, per $1,000 original
   certificate principal amount                                            0.00

   (3) The total amount reimbursed in respect of
   Class A Investor Charge Offs                                            0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount                            0.00

   (5) The amount, if any, by which the outstanding
   principal balance of the Class A Certificates exceeds
   the Class A Invested Amount after giving effect to all
   transactions on such Distribution Date                                  0.00

C) Information regarding distribution in respect of the Class B Certificates, per $1,000 original certificate principal amount

   (1) The total amount of the distribution in respect of
   Class B Certificates, per $1,000 original certificate
   principal amount                                                        4.96

   (2) The amount of the distribution set forth in
   paragraph 1 above in respect of interest on the
   Class B Certificates, per $1,000 original certificate
   principal amount                                                        4.96

   (3) The amount of the distribution set forth in
   paragraph 1 above in respect of principal of the
   Class B Certificates, per $1,000 original certificate
   principal amount                                                        0.00

D) Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount

   (1) The amount of reductions in Class B Invested Amount
   pursuant to clauses (c), (d), and (e) of the
   definition of Class B Invested Amount                                   0.00

   (2) The amount of reductions in the Class B Invested
   Amount set forth in paragraph 1 above, per $1,000
   original certificate principal amount                                   0.00

   (3) The total amount reimbursed in respect of such
   reductions in the Class B Invested Amount                               0.00

   (4) The amount set forth in paragraph 3 above, per
   $1,000 original certificate principal amount                            0.00

   (5) The amount, if any, by which the outstanding
   principal balance of the Class B Certificates exceeds
   the Class B Invested Amount after giving effect to
   all transactions on such Distribution Date                              0.00

GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY: /s/ PHYLLIS A KNIGHT
   -------------------------------
NAME:   PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER

RECEIVABLES--

Beginning of the Month Principal Receivables:                    610,667,333.18
Removed Principal Receivables:                                             0.00
Additional Principal Receivables:                                120,968,843.18
End of the Month Principal Receivables:                          761,221,929.03
End of the Month Total Receivables:                              761,221,929.03

Excess Funding Account Balance                                             0.00
Aggregate Invested Amount (all Master
  Trust Series)                                                  460,000,000.00

End of the Month Transferor Amount                               293,835,421.56

DELINQUENCIES AND LOSSES--
                                                         RECEIVABLES
End of the Month Delinquencies:
 30-60 Days Delinquent                                             4,126,341.50
 61-90 Days Delinquent                                             2,305,830.71
 90+ Days Delinquent                                               3,619,509.99

 Total 30+ Days Delinquent                                        10,051,682.20

Defaulted Accounts During the Month                                        0.00

INVESTED AMOUNTS--

Class A Initial Invested Amount               409,400,000.00
Class B Initial Invested Amount                18,400,000.00
Class C Initial Invested Amount                 6,900,000.00
Class D Initial Invested Amount                25,300,000.00
INITIAL INVESTED AMOUNT                                          460,000,000.00

Class A Invested Amount                       409,400,000.00
Class B Invested Amount                        18,400,000.00
Class C Invested Amount                         6,900,000.00
Class D Invested Amount                        25,300,000.00
INVESTED AMOUNT                                                  460,000,000.00

Class A Adjusted Invested Amount              409,400,000.00
Class B Adjusted Invested Amount               18,400,000.00
Class C Invested Amount                         6,900,000.00
Class D Invested Amount                        32,686,507.47
ADJUSTED INVESTED AMOUNT                                         467,386,507.47

MONTHLY SERVICING FEE                                                778,977.51

INVESTOR DEFAULT AMOUNT                                                    0.00

SERIES 1995-1 INFORMATION

SERIES 1995-1 ALLOCATION PERCENTAGE                                     100.00%
SERIES 1995-1 ALLOCABLE FINANCE CHARGE                             6,089,915.72
SERIES 1995-1 UNREIMBURSED CHARGE-OFFS                                     0.00
SERIES 1995-1 ALLOCABLE DEFAULTED AMOUNT                                   0.00
SERIES 1995-1 MONTHLY FEES                                           778,977.51
SERIES 1995-1 ALLOCABLE PRINCIPAL
  COLLECTIONS                                                    206,634,912.02

SERIES 1995-1 REQUIRED TRANSFEROR AMOUNT                          18,695,460.30
FLOATING ALLOCATION PERCENTAGE                                           76.54%

INVESTOR FINANCE CHARGE COLLECTIONS                                3,732,271.89
INVESTOR DEFAULT AMOUNT                                                    0.00
PRINCIPAL ALLOCATION PERCENTAGE                                          76.54%
AVAILABLE PRINCIPAL COLLECTIONS                                  121,553,316.25

CLASS A FLOATING ALLOCATION                                              67.04%
CLASS A REQUIRED AMOUNT                                                    0.00

CLASS B FLOATING ALLOCATION                                               3.01%
CLASS B REQUIRED AMOUNT                                                    0.00

CLASS C FLOATING ALLOCATION                                               1.13%
CLASS D FLOATING ALLOCATION                                               5.35%

TOTAL EXCESS SPREAD                                                1,656,372.62

YIELD AND BASE RATE--

Base Rate (Current Month)                              7.21%
Base Rate (Prior Month)                                7.27%
Base Rate (Two Months Ago)                             7.21%
THREE MONTH AVERAGE BASE RATE                                             7.23%

Series Adjusted Portfolio Yield                        9.58%
  (Current Month)
Series Adjusted Portfolio Yield                       10.38%
  (Prior Month)
Series Adjusted Portfolio Yield                        9.91%
  (Two Months ago)
THREE MONTH AVERAGE SERIES ADJUSTED
  PORTFOLIO YIELD                                                         9.96%

PRINCIPAL COLLECTIONS--

CLASS A PRINCIPAL PERCENTAGE                                             67.04%
  Class A Principal Collections               106,472,751.95

CLASS B PRINCIPAL PERCENTAGE                                              3.01%
  Class B Principal Collections                 4,785,292.22

CLASS C PRINCIPAL PERCENTAGE                                              1.13%
  Class C Principal Collections                 1,794,484.58

CLASS D PRINCIPAL PERCENTAGE                                              5.35%
  Class D Principal Collections                 8,500,787.50

AVAILABLE PRINCIPAL COLLECTIONS               121,553,316.25

REALLOCATED PRINCIPAL COLLECTIONS                                          0.00

SERIES 1995-1 PRINCIPAL SHORTFALL                                          0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER PRINCIPAL SHARING SERIES                                        0.00

ACCUMULATION--

Controlled Accumulation Amount                          0.00
Deficit Controlled Accumulation Amount                  0.00
CONTROLLED DEPOSIT AMOUNT                                                  0.00

PRINCIPAL FUNDING ACCOUNT BALANCE                                          0.00

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR
OTHER PRINCIPAL SHARING SERIES                                   121,553,316.25

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                               0.00
REDUCTIONS IN CLASS B INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00
REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00
REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER
  THAN BY PRINCIPAL PAYMENTS)                                              0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    0.00
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS
  REIMBURSED                                                               0.00

GREEN TREE FINANCIAL CORPORATION, AS SERVICER


BY:/s/  PHYLLIS A KNIGHT
   -------------------------------
NAME:   PHYLLIS A KNIGHT
TITLE:  VICE PRESIDENT AND TREASURER